NATIONWIDE

VARIABLE

ACCOUNT-3

Annual Report

to

Contract Owners

December 31, 2012

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and Subsidiaries and

Contract Owners of Nationwide Variable Account-3:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide Variable Account-3 (comprised of the sub-accounts listed in note 1(b), (collectively, “the Accounts”)) as of December 31, 2012, and the related statements of operations for the period then ended, the statements of changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2012, the results of their operations for the period then ended, the changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 13, 2013

NATIONWIDE VARIABLE ACCOUNT-3

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2012

Assets:
Investments at fair value:

Invesco - Invesco V.I. Government Securities Fund - Series I Shares (IVGS1)
116,041 shares (cost $1,360,948)	$1,438,910
U.S. Real Estate Portfolio - Class I (MSVRE)
26,329 shares (cost $257,876)	410,467
NVIT Money Market Fund - Class IV (SAM4)
1,786,679 shares (cost $1,786,679)	1,786,679
Van Kampen V.I. American Franchise Fund: Series I Shares (ACEG)
22,147 shares (cost $545,746)	803,496

Total Investments	$4,439,552

Accounts Payable	(282)

$4,439,270

Contract Owners’ Equity:
Accumulation units	4,433,910
Contracts in payout (annuitization) period (note 1f)	5,360

Total Contract Owners’ Equity (note 5)	$4,439,270

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-3

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Activity:	Total	IVGS1	MSVRE	SAM4	ACEG
Reinvested dividends	$48,666	45,225	3,441	-	-
Mortality and expense risk charges (note 2)	(62,382)	(20,645)	(5,318)	(25,303)	(11,116)

Net investment income (loss)	(13,716)	24,580	(1,877)	(25,303)	(11,116)

Realized gain (loss) on investments	35,002	22,218	(24,432)	-	37,216
Change in unrealized gain (loss) on investments	124,609	(27,853)	80,732	-	71,730

Net gain (loss) on investments	159,611	(5,635)	56,300	-	108,946

Reinvested capital gains	-		-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$145,895	18,945	54,423	(25,303)	97,830

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-3

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	Total		IVGS1		MSVRE		SAM4
	2012	2011	2012	2011	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$(13,716)	15,254	24,580	(14,706)	(1,877)	(2,285)	(25,303)	(29,581)
Realized gain (loss) on investments	35,002	(115,505)	22,218	3,693	(24,432)	(107,123)	-	-
Change in unrealized gain (loss) on investments	124,609	130,344	(27,853)	105,814	80,732	128,431	-	-
Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	145,895	30,093	18,945	94,801	54,423	19,023	(25,303)	(29,581)

Equity transactions:
Purchase payments received from contract owners (note 3)	30,425	13,801	29,160	892	15	15	40	7,545
Transfers between funds	-	-	-	1,836,304	-	-	-	6,216
Redemptions (note 3)	(703,375)	(984,724)	(258,429)	(259,594)	(104,369)	(86,952)	(231,929)	(405,103)
Annuity benefits	(3,129)	(30,812)	(2,128)	(1,086)	-	-	(1,001)	(28,691)
Contract maintenance charges (note 2)	(5,402)	(6,479)	(1,044)	(897)	(196)	(297)	(3,003)	(3,760)
Contingent deferred sales charges (note 2)	-	(11)	-	-	-	-	-	(11)
Adjustments to maintain reserves	(446)	27,283	170	(18,143)	9	1	(608)	27,094

Net equity transactions	(681,927)	(980,942)	(232,271)	1,557,476	(104,541)	(87,233)	(236,501)	(396,710)

Net change in contract owners’ equity	(536,032)	(950,849)	(213,326)	1,652,277	(50,118)	(68,210)	(261,804)	(426,291)

Contract owners’ equity beginning of period	4,975,302	5,926,151	1,652,277	-	460,608	528,818	2,048,151	2,474,442

Contract owners’ equity end of period	$4,439,270	4,975,302	1,438,951	1,652,277	410,490	460,608	1,786,347	2,048,151

CHANGES IN UNITS:
Beginning units	406,193	371,489	155,540	-	9,402	11,285	210,065	247,693
Units purchased	2,802	182,937	2,757	181,329	-	-	4	1,399
Units redeemed	(54,450)	(148,233)	(24,247)	(25,789)	(2,073)	(1,883)	(24,318)	(39,027)

Ending units	354,545	406,193	134,050	155,540	7,329	9,402	185,751	210,065

								(Continued )

NATIONWIDE VARIABLE ACCOUNT-3

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2012 and 2011

	ACEG		ACG
	2012	2011	2012	2011
Investment activity:
Net investment income (loss)	$(11,116)	(12,032)	-	73,858
Realized gain (loss) on investments	37,216	42,302	-	(54,377)
Change in unrealized gain (loss) on investments	71,730	(96,201)	-	(7,700)
Reinvested capital gains	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	97,830	(65,931)	-	11,781

Equity transactions:
Purchase payments received from contract owners (note 3)	1,210	1,423	-	3,926
Transfers between funds	-	(6,216)	-	(1,836,304)
Redemptions (note 3)	(108,648)	(142,352)	-	(90,723)
Annuity benefits	-	-	-	(1,035)
Contract maintenance charges (note 2)	(1,159)	(1,149)	-	(376)
Contingent deferred sales charges (note 2)	-	-	-	-
Adjustments to maintain reserves	(17)	5	-	18,326

Net equity transactions	(108,614)	(148,289)	-	(1,906,186)

Net change in contract owners’ equity	(10,784)	(214,220)	-	(1,894,405)

Contract owners’ equity beginning of period	814,266	1,028,486	-	1,894,405

Contract owners’ equity end of period	$803,482	814,266	-	-

CHANGES IN UNITS:
Beginning units	31,186	36,478	-	76,033
Units purchased	41	52	-	157
Units redeemed	(3,812)	(5,344)	-	(76,190)

Ending units	27,415	31,186	-	-

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-3 NOTES TO FINANCIAL STATEMENTS

December 31, 2012

(1) Background and Summary of Significant Accounting Policy

(a) Organization and Nature of Operations

Nationwide Variable Account-3 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on October 7, 1987. The Account is registered as a unit investment trust under the Investment Company Act of 1940.

The Company offers tax qualified and non-tax qualified Individual Deferred Variable Annuity Contracts through the Account. The primary distribution for the contracts is through the brokerage community; however, other distributors may be utilized.

(b) The Contracts

Only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of contract expenses.

With certain exceptions, contract owners in either the accumulation or the payout phase may invest in the following:

INVESCO AIM INVESTMENTS

Invesco - Invesco V.I. Government Securities Fund - Series I  Shares (IVGS1)

MORGAN STANLEY

U.S. Real Estate Portfolio - Class I (MSVRE)

NATIONWIDE FUNDS GROUP

NVIT Money Market Fund - Class IV (SAM4)

PORTFOLIOS OF THE VAN KAMPEN LIFE INVESTMENT TRUST

Van Kampen V.I. American Franchise Fund: Series I Shares (ACEG)

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to sub-accounts and/or the fixed account as instructed by the contract owner. Shares of the sub-accounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing net asset value per share at December 31, 2012 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Calculation of Annuity Reserves

At each financial reporting date, the separate account financial statement includes an aggregate amount of net assets allocated to future contract benefits for the contracts in the payout (annuitization) period. The payout (annuitization) period begins when amounts accumulated under the contract (the contract value) are applied according to payment method selected by the contract owner.

Annuity reserves are computed for contracts in the variable payout stage according to industry standard mortality tables. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 3.5% to 7.0%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

(g) Recently Issued Accounting Standards

There are no recently issued accounting standards applicable to the Account.

(h) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the SEC.

(2) Expenses

The Company does not deduct a sales charge from purchase payments received from the contract owners. However, if any part of the contract value of such contracts is redeemed, the Company will, with certain exceptions, deduct from the contract owners’ contract value a contingent deferred sales charge, not to exceed 6% (3% after 3 years) of the lesser of purchase payments or the amount redeemed. After the purchase payment has been held in the contract for 6 years, the charge is 0%. For contracts issued in the State of New York, the contingent deferred sales charge will not exceed 7% of the lesser of purchase payments or amounts redeemed, such charge declining 1% per year. After the purchase payment has been held in the contract for 7 years, the charge is 0%. No sales charges are deducted on redemptions used to purchase units in the fixed investment options of the Company. The following additional contract charges are deducted by the Company: (a) a contract maintenance charge of up to $35, dependent upon contract type and issue date (up to $30, dependent upon contract type and issue date, for contracts issued in the State of New York), which is satisfied by redeeming units; and (b) a mortality and expense risk charge assessed through a reduction of the unit values equal to an annualized rate of 1.25% and the administrative charge is 0.05% for a total variable account charge of 1.30%.

(Continued)

NATIONWIDE VARIABLE ACCOUNT-3 NOTES TO FINANCIAL STATEMENTS

December 31, 2012

(3) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Account at the direction of the contract owner. For the years ended December 31, 2012 and 2011, total transfers to the Account from the fixed account were $ 0 and $4,500, respectively, and total transfers from the Account to the fixed account were $46,821 and $2,998, respectively. Transfers from the Account to the fixed account are included in redemptions, and transfers to the Account from the fixed account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

For guaranteed minimum death benefits, the Company contributed $0 and $1,564 to the Account in the form of additional premium to contract owner accounts for the years ended December 31, 2012 and 2011, respectively. These amounts are included in purchase payments received from contract owners and are credited at time of annuitant death.

(4) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

• Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

• Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

• Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Account recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Level 1 and 2 as of December 31, 2012.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Separate Account Investments	$4,439,552	$0	$0	$4,439,552

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

		Purchases of Investments	Sales of Investments
Invesco - Invesco V.I. Government Securities Fund - Series I Shares (IVGS1)		$73,164	$280,873
U.S. Real Estate Portfolio - Class I (MSVRE)		3,441	109,872
NVIT Money Market Fund - Class IV (SAM4)		0	261,453
Van Kampen V.I. American Franchise Fund: Series I Shares (ACEG)		158	119,877

	Total	$76,763	$772,074

(5) Financial Highlights

The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable annuity contracts as of December 31, 2012, and the investment income ratio and total return for each of the periods in the five year period ended December 31, 2012. Total return and investment income ratio for periods with no ending contract owners’ equity were considered to be irrelevant, and therefore are not presented. Contract owners’ equity presented below may not agree to the contract owners’ equity presented in the Statements of Changes due to reserves for annuity contracts in payout.

NATIONWIDE VARIABLE ACCOUNT-3 NOTES TO FINANCIAL STATEMENTS

December 31, 2012

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
Invesco - Invesco V.I. Government Securities Fund - Series I Shares (IVGS1)
2012	1.30%	134,050	$10.71	$1,435,911	2.88%	1.14%
2011	1.30%	155,540	10.59	1,647,317	0.00%	5.91%	4/29/2011
U.S. Real Estate Portfolio - Class I (MSVRE)
2012	1.30%	7,329	56.01	410,490	0.84%	14.33%
2011	1.30%	9,402	48.99	460,608	0.83%	4.55%
2010	1.30%	11,285	46.86	528,818	2.15%	28.27%
2009	1.30%	11,398	36.53	416,384	3.37%	26.68%
2008	1.30%	11,256	28.84	324,583	2.67%	-38.70%
NVIT Money Market Fund - Class IV (SAM4)
2012	1.30%	185,751	9.60	1,784,027	0.00%	-1.30%
2011	1.30%	210,065	9.73	2,044,194	0.00%	-1.30%
2010	1.30%	247,693	9.86	2,442,019	0.00%	-1.30%
2009	1.30%	331,160	9.99	3,307,922	0.00%	-0.11%	12/18/2009
Van Kampen V.I. American Franchise Fund: Series I Shares (ACEG)
2012	1.30%	27,415	29.31	803,482	0.00%	12.25%
2011	1.30%	31,186	26.11	814,266	0.00%	-7.39%
2010	1.30%	36,478	28.19	1,028,486	0.00%	18.29%
2009	1.30%	35,746	23.84	852,022	0.14%	63.91%
2008	1.30%	27,772	14.54	403,851	0.54%	-49.65%
Government Portfolio - Class I (obsolete) (ACG)
2010	1.30%	76,033	24.83	1,887,846	0.21%	3.86%
2009	1.30%	80,694	23.91	1,929,048	6.60%	-0.34%
2008	1.30%	85,174	23.99	2,043,012	4.47%	0.49%
Life Investment Trust - Enterprise Portfolio - Class I (obsolete) (ACE)
2008	1.30%	182,822	26.11	4,772,866	1.08%	-43.69%
Money Market Portfolio - Class I (obsolete) (ACMM)
2008	1.30%	54,647	18.13	990,542	1.93%	0.69%

2012	Reserves for annuity contracts in payout phase:				5,360
2012	Contract owners equity:				$4,439,270
2011	Reserves for annuity contracts in payout phase:				8,917
2011	Contract owners equity:				$4,966,385
2010	Reserves for annuity contracts in payout phase:				38,982
2010	Contract owners equity:				$5,926,151
2009	Reserves for annuity contracts in payout phase:				70,877
2009	Contract owners equity:				$6,576,253
2008	Reserves for annuity contracts in payout phase:				103,629
2008	Contract owners equity:				$8,638,483

*	This represents the annual contract expense rate of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.
**	This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
***	This represents the total return for the period. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option is initially offered, funded, or both during the period presented.
****	This represents the date the underlying mutual fund option was initially added and funded.